Investor Presentation Second Quarter 2023

2 When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, inflation, supply chain issues, labor shortages, and the adverse effects of the COVID-19 pandemic on the global, national, and local economy, which may affect the Corporation’s credit quality, revenue, and business operations; (ii) Competitive pressures among depository and other financial institutions nationally and in our markets; (iii) Increases in defaults by borrowers and other delinquencies; (iv) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems; (v) Fluctuations in interest rates and market prices; (vi) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors; (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries; (viiii) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations; (ix) Fraud, including client and system failure or breaches of our network security, including our internet banking activities; and (x) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

Table of Contents Company Snapshot ...................................................... 4 Why FBIZ? ..................................................................... 5 Drivers of Growth & Profitability ................................. 11 Strategic Plan ............................................................... 23 Appendix ...................................................................... 26 Company Overview ................................................... 27 Products and Services ............................................... 31 Non-GAAP Reconciliations ........................................ 39

4 • Serving unique needs of business executives, entrepreneurs, and high net worth individuals through Business Banking, Private Wealth, and Bank Consulting • Within Business Banking, our commercial banking offerings are focused on our attractive Midwest markets while Specialty Finance products and services have national reach • Efficient and highly scalable model with limited branch network and exceptional digital capabilities Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial banking partner that drives success for businesses, investors, and our communities FBIZ Business Banking2 $3.3 Billion3 FBIZ Private Wealth $2.9 Billion3 IN ASSETS UNDER MANAGEMENT & ADMINISTRATION 1. Market capitalization as of 7/27/2023. 2. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. 3. Data as of 6/30/2023. 4 IN TOTAL ASSETS First Business Bank NASDAQ: FBIZ — $282 million Market Cap1

WHY FBIZ?

6 M ill io ns Operating Trends - 3 Year CAGR of 14% $32.5 $39.1 $41.2 $48.2 FYE 2019 FYE 2020 FYE 2021 FYE 2022 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 $90.0 $105.0 $120.0 $135.0 Balanced and Steady Growth Operating Fundamentals Drive Earnings Power Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent management's estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. M ill io ns $10.8 $13.6 Q2 2022 Q2 2023 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0

7 Profitability Exceeds Peers Top Line Revenue Growth Drives Historically Strong Profitability Note: Peer Group defined as publicly-traded banks with total assets between $1.5 billion and $5.5 billion. Return on Average Common Equity FBIZ Peer Group Median 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 —% 3% 5% 8% 10% 13% 15% 18%

8 Tangible Book Value Growth History of Steady, Consistent TBV and Dividend Growth Through Economic and Interest Rate Cycles TBV 3YR CAGR = 10% Div/Share 3YR CAGR = 10% 2023 TBV Growth(2) = 12% TBV/Share Div/Share Great Recession & Pandemic Recession '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 'Q2 23(1) $5 $10 $15 $20 $25 $30 $35 1. Q2 2023 dividends per share calculation is annualized. 2. TBV growth compares Q2 2023 to Q2 2022.

9 Rate Cycle Consistency TBV/share above peers in current rate cycle Note: Peer Group defined as publicly-traded banks with total assets between $1.5 billion and $5.5 billion. Cumulative TBV % Change During Current Rate Cycle FBIZ Peer Group Median 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 (15.0)% (10.0)% (5.0)% —% 5.0% 10.0% 15.0% 20.0% Differentiated Approach Aids TBV Preservation • FBIZ holds a small securities portfolio, and does not extend maturities to reach for yield • In the recent rising rate environment, this approach mitigates the impact of mark-to-market adjustments on our Accumulated Other Comprehensive Income (AOCI), a component of equity • In contrast, the median peer bank experienced a 3% decrease in equity capital during the rate cycle due to the change in AOCI, compared to the 15% increase in AOCI the Bank experienced • During the current rate cycle, FBIZ’s strong earnings more than offset the decline in AOCI, as tangible book value per share grew 12.1% compared to a decline of 4.5% for median peer banks.

10 Note: Peer Group defined as publicly-traded banks with total assets between $1.5 billion and $5.5 billion. 1. 1-Year, 3-Year, and 5-Year TSR is through 6/30/23. 2. Data as of 3/31/2023. Total Shareholder Return Above Peer Group Median Despite recent outperformance, Price/LTM EPS remains below peers Total Shareholder Return (1) FBIZ Peer Group Median S&P 500 Bank Russell 2000 1-Year TSR 3-Year TSR 5-Year TSR (25)% 0% 25% 50% 75% 100% 125% Price/LTM EPS (2) FBIZ Peer Group Median 0.0 2.0 4.0 6.0 8.0 10.0 FBIZ Investment Profile(1) Closing Price $35.09 52-Week High $35.27 52-Week Low $25.70 Common Shares Outstanding 8,467,955 Price/LTM EPS 8.65% Price/Tangible Book Value 125.68% 50 Day Average Daily Volume 20,693 Annualized Dividend $0.79 Dividend Yield 2.25%

Drivers of Growth & Profitability

12 • Robust Loan Growth. Loans grew $135.2 million, or 21.3% annualized, from the first quarter of 2023, reflecting broad-based expansion across the Company’s products and geographies in the second quarter. Similar expansion across the Company’s portfolios drove loan growth totaling $384.5 million, or 16.8%, from the second quarter of 2022. • Continued Deposit Growth. Total deposits grew to $2.529 billion, increasing 8.4% annualized from the linked quarter and 35.3% from the second quarter of 2022. In-market deposits grew to a record $2.074 billion, up $19.0 million, or 3.7% annualized, from the linked quarter and 11.7% from the second quarter of 2022. Importantly, gross treasury management service charges grew to $1.4 million in the quarter, expanding 15% compared to the second quarter of 2022. • Net Interest Income Expansion. Net interest income grew 3.9% from the linked quarter and 17.3% from the prior year quarter. Consistent execution of the Company’s strategy to drive diversified portfolio growth supported this outcome. Net interest margin of 3.81% declined five basis points from the linked quarter and increased 10 basis points compared to second quarter of 2022. • Strong Pre-tax, Pre-Provision (“PTPP”) Income. PTPP income grew to $13.5 million, up 1.0% from the prior quarter and 24.2% from the second quarter of 2022. This performance reflects solid growth across the Company’s balance sheet and diversified sources of non- interest income, which outpaced non-interest expense expansion in support of the Company’s growth initiatives. PTPP adjusted return on average assets measured 1.72%, compared to 1.79% for the linked quarter and up from 1.60% for the second quarter of 2022. • Tangible Book Value Growth. The Company’s strong earnings generation produced a 9.7% annualized increase in tangible book value per share compared to the linked quarter and 12.3% compared to the prior year quarter. Second Quarter 2023 Highlights Strong performance driven by robust loan growth, sustained deposit growth, and positive operating leverage

13 Robust Profitability Metrics Strong Balance Sheet Growth and Stable Net Interest Margin Support Robust PTPP Adjusted ROAA Net Interest Margin 3.71% 4.01% 4.15% 3.86% 3.81% 3.44% 3.89% 3.93% 3.74% 3.63% 0.27% 0.12% 0.22% 0.12% 0.18% Adjusted net interest margin (1) Recurring, variable components (2) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 1. "Adjusted Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 2. "Recurring, variable components" is defined as fees in lieu of interest, FRB interest income, and FHLB dividend income. $ (T ho us an ds ) Robust Profitability Top Line Revenue PTPP ROAA Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $26,000 $28,000 $30,000 $32,000 $34,000 $36,000 0.00% 0.50% 1.00% 1.50% 2.00% 2.50%

14 Deposit-Centric Strategy Key to Growth Double Digit In-Market Deposit Growth Supports Double Digit Loan Growth 1. Deposits defined as total deposits less wholesale deposits. Period end balances are presented. CAGR calculations represent growth from 2018-2022. M ill io ns In-Market Deposit Growth History (1) DDA IB DDA MMA CD '18 '19 '20 '21 '22 Q2 23 $0 $500 $1,000 $1,500 $2,000 $2,500 • Deposit growth one of four major strategies from 5-year strategic plan launched in 2019 • Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals • Lenders trained to fund their loan production with deposit growth goals • Deposit-focused individual BDO incentive compensation and bank level bonus plans 5YR CAGR = 11.4% DDA 4-Year CAGR = 18% Total Deposits 4-Year CAGR = 14% M ill io ns Deposit Growth History (1) DDA IB DDA MMA CD 9/30/2022 12/31/2022 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500

15 Relationship Banking Key to Success Solid In-Market Deposit Growth Despite Banking Industry Trends • Long-term client relationships drive in-market deposit growth, aided by clients’ comfort with utilizing the Bank’s longstanding extended deposit insurance products • Long-held top-quartile deposit pricing strategy promotes retention • Net Promoter Score1 of 78, which assesses a client's likelihood to recommend, is well above industry benchmark score of 23. M ill io ns In-Market Deposits In-Market Deposits 12/31/22 06/30/23 $1,800 $1,850 $1,900 $1,950 $2,000 $2,050 $2,100 1. Net promoter score benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021 NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. 1. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. See appendix for additional information on the source of the net promoter score. Th ou sa nd s Gross Treasury Management Service Charges Analyzed Charges 2Q22 2Q23 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 Annualized growth = 11% Growth over prior year quarter = 15%

16 Core Deposit Strength FBIZ continues to grow core deposits as industry and peers decline Industry Core Deposit Growth(1) 01/01/20 03/11/20 05/20/20 07/29/20 10/07/20 12/16/20 02/24/21 05/05/21 07/14/21 09/22/21 12/01/21 02/09/22 04/20/22 06/29/22 09/07/22 11/16/22 01/25/23 04/05/23 06/14/23 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 1. Source: Federal Reserve H.8 Assets and Liabilities of Commercial Banks in the United States for July 07, 2023. Data reflects total deposits less large time deposits, reported by domestically chartered commercial banks, not seasonally adjusted. 2. Source: S&P Capital IQ. Core Deposits defined as deposits in U.S. offices excluding time deposits over $250,000 and brokered deposits of $250,000 or less. 2Q22 Industry Peak Core Deposit2 Growth: 2Q22 through 1Q23 FBIZ 3.8% Proxy Peers Median -6.8% All Publicly Traded Banks Median Public Banks with $1.5-$5.5 Assets Median Core Deposit(2) Growth : 2Q22 through 1Q23 FBIZ 3.8 % Proxy Peers Median (6.8) % All Publicly Traded Banks Median (4.4) % Public Banks with $1.5-$5.5B Assets Median (3.7) %

17 Diversified Lending Growth Continuing to grow higher yielding C&I lending mix Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s Loan Growth (YOY) (1) $121,601 $3,183 $43,368 $19,651 $5,211 $60,748 $16,220 $(458) Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 M ill io ns Loan Growth History (1) CRE C&I All Other '18 '19 '20 '21 '22 Q2 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1. Period end balances excluding PPP loans are presented. On January 1, 2023, the Bank adopted ASU 2016-03 Financial Instruments - Credit losses (“ASC 326”). The Bank adopted ASC 326 using the modified retrospective method which does not require restatement of prior periods. The balances as of June 30, 2023 reflect a reclassification of $43 million to commercial and industrial from commercial real estate, and $7 million from consumer and other to commercial real estate. 2. Average balances excluding PPP loans are presented. 3. Excluding the impact of PPP loan fees and interest income YOY Growth = 13.1% 4 Year CAGR = 13% Continued Growth in Higher Yielding C&I Lending (2) C&I Loan Mix C&I Lending Yield(3) CRE and Other Yield Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 2.00% 4.00% 6.00% 8.00% 10.00% 20.00% 22.50% 25.00% 27.50% 30.00% 32.50% 35.00% 37.50% 40.00% Consider bullet point on loan growth appetite and related capital assumptions/plans to accommodate growth

18 Net Interest Margin Components Deposit mix change continues to impact net interest margin 1. Wholesale funding defined as brokered CDs plus FHLB advances. • NIM range in forecast • Rate assumptions in forecast • Beta outlook • Impact under differing scenarios 5YR CAGR = 11.4% Drivers of NIM Change 3.86% 0.05% 0.02% 0.32% (0.19)% 0.02% (0.10)% (0.18)% 0.01% 3.81% 1Q 23 N IM ST In ve st m en ts Se cu rit ie s Lo an s Tr an sa ct io n ac co un ts M on ey M ar ke t A cc ou nt s Ti m e De po sit s W ho le sa le fu nd in g (1) Bo rr ow in gs 2Q 23 N IM In-Market Deposit Flows Interest Bearing Deposits Non-Interest Bearing Deposits $ Change Q2 2023 over Q1 2023 $(75,000) $(50,000) $(25,000) $— $25,000 $50,000 $75,000 $100,000

19 Margin Expansion Through Majority of Rate Cycle Match-Funding Strategy Positions Balance Sheet Well for Rate Changes NIM, Yields, and Costs 5.55% 3.95% 4.51% 3.73% 3.14% 3.69% 2.40% 1.99% 1.76% 1.42% 0.54% 0.45% Average Loan Yield Net Interest Margin Securities Yield Cost of Funds (5) Q4 2019 Q3 2020 Q4 2020 N et In te re st M ar gi n Fed Funds R ate Impact of Increasing Rates FBIZ Net Interest Margin Peer Median Net Interest Margin(1) Average Effective Fed Funds Rate(2) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 2.50% 3.00% 3.50% 4.00% 4.50% —% 1.20% 2.40% 3.60% 4.80% 6.00% Cumulative Interest Rate Cycle Beta Earning Asset Beta Total Bank Funding Beta 12/31/21 through 06/30/23 —% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 1. Peer Group defined as publicly-traded banks with total assets between $1.5 billion and $5.5 billion. 2. Board of Governors of the Federal Reserve System (US), Effective Federal Funds Rate [DFF]. Retrieved from FRED, Federal Reserve Bank of St. Louis. Represents average daily rate.

20 Positive Operating Leverage Ability to grow revenues faster than expenses outpaces peer group Loan vs. Deposit Growth FBIZ Loan Growth(1) FBIZ Deposit Growth(2) '19 '20 '21 0% 5% 10% 15% 20% 25% Note: Peer group defined as publicly-traded bank with total assets between $1.5 billion and $5.5 billion. 5YR CAGR = 11.4% Operating Leverage FBIZ Peer Group Median 2019 2020 2021 2022 LTM 3/31/23 —% 2% 4% 6% 8% 10% • Operating leverage is defined as the percent growth in operating revenue less the percent growth in operating expenses. • We believe our focus on strategic initiatives directed toward revenue growth and operating efficiency through use of technology will continue to generate positive annual operating leverage. • Initiatives include: ◦ Expanding higher-yielding C&I lending business lines ◦ Increased focus on treasury management and growing in-market deposits ◦ Increasing our commercial banking market share outside of Madison ◦ Scaling our private wealth management business in our less mature commercial banking markets

21 Solid Asset Quality Non-Performing Assets/Total Assets Remain at Historically Low Levels M ill io ns Non-Performing Assets FBIZ NPA w/o ABL Loan ABL Loan (1) FBIZ NPA/TA Peer NPA/TA 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 —% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% Note: Peer group defined as publicly-traded bank with total assets between $1.5 billion and $5.5 billion. 1. Represents a $10.9 million fully collateralized ABL credit, for which the Company expects full repayment. Excluding this credit, non-performing assets totaled $4.9 million, or 0.15% of total assets 2. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 22, 2023. Credit Quality Indicators Category I Category II Category III Category IV Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 • Loan credit quality continues to improve alongside robust loan growth. • As of 6/30/2023, 95% of the loan portfolio was classified in category I(2) and 99.8% of loans were current. Q2 increase due to $10.9M, fully collateralized ABL credit.

22 Conservative Balance Sheet Philosophy Prudent Interest Rate Risk Management Supports Stable Capital Position • A key strength of our balance sheet management strategy is closely matching the duration of our assets with the duration of our liabilities to mitigate interest rate and market value risk • Our adjusted TCE position is meaningfully stronger than peers when considering the unrealized gains/ losses on held to maturity (HTM) securities and on fully-marked financial assets and liabilities Tangible Common Equity to Tangible Assets - Mark to Market (MTM)(1) FBIZ Peer Group Median TCE TCE - HTM MTM TCE-MTM 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% Note: Peer Group defined as publicly-traded banks with total assets between $1.5 billion and $5.5 billion. 1. Data as of 03/31/23. Tangible common equity (TCE), tangible common equity - HTM MTM, and tangible common equity - MTM (TCE-MTM) are non-GAAP calculations. Please see appendix for non-GAAP reconciliation schedules.

Strategic Plan

24 FBIZ Strategic Plan 2019-2023 4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon

25 FBIZ Strategic Plan 2019-2023 Proven execution of strategic objectives Goal Actual 2019 Actual 2020 Actual 2021 Actual 2022 Actual YTD 2023 Strategic Plan Return on average common equity 12.55% 8.64% 16.21% 16.79% 13.26% 13.50% Return on average assets 1.14% 0.70% 1.37% 1.46% 1.10% 1.15% Top line revenue growth 1 9.10% 11.50% 8.41% 13.38% 18.35% ≥ 10% per year In-market deposits to total bank funding 75.50% 74.80% 82.88% 76.07% 72.39% ≥ 75% Fee income ratio 25.10% 25.90% 24.92% 23.02% 22.47% 25.00% Client satisfaction 2 82% 91% 87% 87% 87% ≥ 80% Employee engagement 2 93% 96% 93% 95% 95% ≥ 90% 1. Actual YTD 2023 growth represents growth for the six months ended June 30, 2023 compared to same period in 2022. 2. Surveys conducted annually. Results represent the 2022 survey.

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

COMPANY OVERVIEW

28 Offerings Designed Exclusively for Business and Wealth Management Services that meet the evolving needs of our growing client base

29 Superior Client Satisfaction Rating Excellent Employee Satisfaction Drives Superior Client Satisfaction 1. Moses & Associates, 2023, 2. J.D. Power, 2022, 3. Qualtrics XM Institute, 2022, 4. Statista, 2023 Note: Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Striving for Continuous Improvement • Net Promoter Score is the most widely used measure of likelihood to recommend a company to others • Anonymous survey conducted annually by a third party to assess client satisfaction • Allows us to compare our performance against other leading financial institutions

30 ESG Framework Environmental, social, and governance practices are integrated into our core business strategy • Branch-lite model with only one location in each of the banking markets we serve • Support hybrid and remote work options to reduce carbon emissions related to commuting (even prior to COVID) • Reduced paper usage via implementation of Docusign • Minimal technology eco-footprint by continued use of state-of-the art technology to minimize power consumption • Recycled almost 5,000 pounds of company- generated and employee-owned e-waste in 2022 • Employee e-waste recycling is now offered year-round • Named to the national list of Top Workplaces USA for the second straight year • Awarded nine culture of excellence awards by Top Workplaces which included Leadership, Innovation, Compensation & Benefits, Work-Life Flexibility, Purpose & Values, DEI Practices, Employee Appreciation, Employee Well-Being, and Professional Development • CEO performance goals include furthering DEI and ESG initiatives • Increased advisory board diversity (to over 40%) to enhance our business development efforts with a diverse client base in all markets • Provide all employees with 8 hours of paid time to support volunteer efforts and give back to their communities in a meaningful way of their choosing • Corporate Governance and Nominating Committee monitors key governance structure risks, effectiveness of the Board DEI policy practices and strategies, and oversight of the overall ESG program • To ensure alignment with the Company's ESG principles, responsibility for Board delegated ESG risks and opportunities are defined in all committee charters • Commitment to board diversity – 30% female and 10% ethnic or racial directors and 50% of standing committees chaired by female directors • 90% director independence, and 100% committee membership independence

APPENDIX Products & Services

32 Balanced Deposit Portfolio Diversified Product Base with Long-Tenured, Deep Client Relationships • FBIZ depositors are [diversified] small- and medium-sized businesses [and municipalities/NFPs? PWM?] • Can we disclose a breakdown of clients by deposit balance size buckets? • Average balance per client is $X.X; can we show this over time? • Show average deposit relationship tenure • Deposit relationship is incentivized for bankers, not loans... • Funding is augmented by wholesale deposits rather than non-relationship sourced funds FOR DISCUSSION - AVAILABILITY OF DATA? Top 50 Deposit Relationships by Industry Food Services, 2% Agriculture, 2% Arts & Entertainment, 2% Construction, 4% Education, 8% Finance & Insurance, 5% Health Care, 10% Information, 2% Maunfacturing, 1% Other Services, 18%Private Wealth, 8% Professional, 3% Public Admin, 7% Real Estate, 18% Retail Trade, 2% Transportation, 6% Wholesale Trade, 3% • <INSERT DEPOSIT COMPOSITION CHART FROM EARNINGS RELEASE, WITH UNINSURED DEPOSITS % HISTORY> • Can we show % of clients with both operational/credit relationships and deposit relationships? • History of offering competitive deposit rates supported by growth in higher-yielding commercial & industrial lending (unaudited) As of 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Non-interest-bearing transaction accounts $ 419,294 $ 471,904 $ 537,107 $ 564,141 $ 544,507 Interest-bearing transaction accounts 719,198 612,500 576,601 461,883 466,785 Money market accounts 641,969 662,157 698,505 742,545 731,718 Certificates of deposit 293,283 308,191 153,757 160,655 114,000 Wholesale deposits 455,108 422,088 202,236 158,321 12,321 Total deposits $ 2,528,852 $ 2,476,840 $ 2,168,206 $ 2,087,545 $ 1,869,331 Uninsured deposits $ 867,397 $ 974,242 $ 967,465 $ 1,007,935 $ 935,101 Less: uninsured deposits collateralized by pledged assets 37,670 32,468 14,326 34,264 34,199 Total uninsured, net collateralized deposits 829,727 941,774 953,139 973,671 900,902 % of total deposits 32.8% 38.0% 44.0% 46.6% 48.2% • Longstanding deposit insurance options available through IntraFi and Reich & Tang to provide further security for our large clients • Funding is augmented by non-callable wholesale deposits rather than non-relationship sourced funds • Our deposit relationships span multiple industry segments • Diverse deposit base has an average deposit relationship tenure of over 10 years • History of offering competitive deposit rates supported by growth in higher-yielding commercial & industrial lending • Nearly 50% of the top 50 deposit relationships also have a commercial loan relationship

33 Diversified Lending Products Double digit loan growth driven by stellar performance across all areas of the bank Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s n ual Period E Lo Growth $115,056 $2,978 $29,982 $6,661 $(6,514) $83,047 $1,936 $(3,636) Commercial Lending Private Wealth Asset-Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 M ill io ns Loan Growth History (1) All Other Lending Specialized Lending Conventional C&I '18 '19 '20 '21 Q3 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 YOY Growth = 10.4% 3 Year CAGR = 11% Total Loan Breakdown 60% 39% 2% CRE C&I All Other Commercial Real Estate Breakdown 15% 45% 14% 25% 1% CRE-OO CRE-NOO Construction Multi-family 1-4 Family C&I Breakdown by Product 38% 20% 24% 7% 7% 4% All Other C&I Lending Asset-Based Lending Equipment Finance Floorplan Finance Accounts Receivable Financing SBA Lending Note: Period end balances as of 06/30/2023 presented.

34 Product Profile • Target small to medium-sized companies • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges M ill io ns Portfolio Analysis CRE Avg Balances Average Yield 2Q22 3Q22 4Q22 1Q23 2Q23 $1,300 $1,400 $1,500 $1,600 3.00% 4.00% 5.00% 6.00% 7.00% M ill io ns Gross Revenue Interest Income Fee Income 2Q22 3Q22 4Q22 1Q23 2Q23 $0 $10 $20 $30 Note: Loan balances represent quarterly average data. Commercial Real Estate Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

CRE Office Portfolio Analysis

Exceptional credit quality on office loans throughout the Midwest

Commercial Real Estate Breakdown



Industrial
Healthcare
Retail
Hospitality
Land Development
1-4 Family
Misc.
Owner-occupied
Office
Multi-Family

Midwest Locations - Office >$3mm



Other, 7%
Suburban Milwaukee, 13%
Kansas City, 10%
Milwaukee, 12%
Madison, 58%
Vacancy Rates[1]:
Madison = 5.9%
Milwaukee = 10.7%
Kansas City = 11.2%
National = 12.9%

Maturing Over Time



$100,000
$75,000
$50,000
$25,000
$—
2023 2024 2025 2026 2027 2028 2029 2030 2031+
Office >$3mm Loan Balances

Exceptional Credit Quality (2) - Office >$3mm



$250,000
$200,000
$150,000
$100,000
$50,000
$—
Category I
Category II
Category III
Category IV
06/30/2023

- Office loans focused in our bank markets and concentrated in Wisconsin
- Exceptional asset quality with no non-performing office loans in the portfolio
- Substantially all office loans have full recourse
- Office loans consist of 65% Class A space
- Office represents 11% of total loans as of 6/30/23
- Majority of office loan maturity terms are 2031 and beyond
- All office loans with 2031+ maturities are conventional fixed rate or fixed to the client via an interest rate swap

Note: The office specific loan data presented on this slide represents office loans greater than $3 million, which represents 74% of total office loans.

1. Source: Q1 2023 CoStar market reports published 4/3/2023.
2. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 22, 2023.

FirstBusiness.Bank 35

36 Product Profile • Target small and medium companies in a variety of industries • Financings range from $250,000 to $10 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges M ill io ns Portfolio Analysis All Other C&I Lending Asset-Based Lending Equipment Finance Accounts Receivable Financing Floorplan Financing SBA Lending Average Yield 2Q22 3Q22 4Q22 1Q23 2Q23 $0 $400 $800 $1,200 4.00% 6.00% 8.00% 10.00% M ill io ns Gross Revenue Interest Income Fee Income 2Q22 3Q22 4Q22 1Q23 2Q23 $0 $5 $10 $15 $20 $25 Note: Loan balances represent quarterly average data. C&I Lending Diversified commercial product offerings target companies nationwide

37 Product Profile • Target small to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative • Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings M ill io ns Funding Mix Non-Transaction Accounts Transaction Accounts Bank Wholesale Funding Cost of Funds 2Q22 3Q22 4Q22 1Q23 2Q23 $0 $1,000 $2,000 $3,000 0.00% 1.00% 2.00% 3.00% M ill io ns Fee Revenue 4Q21 1Q22 2Q22 3Q22 4Q22 $0.25 $0.5 $0.75 $1 $1.25 $1.5 Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint M ill io ns Analyzed Charges 4Q21 1Q22 2Q22 3Q22 4Q22 $1 $1.1 $1.2 $1.3 $1.4 Q1 decrease due to higher earnings credit in the current rate environment partially offset by increase in analyzed charges M ill io ns Fee Revenue and Analyzed Charges TM fees Analyzed Charges 2Q22 3Q22 4Q22 1Q23 2Q23 $0.5 $0.75 $1 $1.25 $1.5

38 Product Profile • Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client’s unique situation • Holds full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative • Implementing client portal for new client onboarding M ill io ns Assets Under Management & Administration Private Wealth Employee Benefits Other 2Q22 3Q22 4Q22 1Q23 2Q23 $0 $1,000 $2,000 $3,000 $4,000 M ill io ns Fee Revenue 2Q22 3Q22 4Q22 1Q23 2Q23 $0 $1 $2 $3 $4 Note: Total Assets Under Management & Administration represent period-end balances. Private Wealth Management Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

APPENDIX Non-GAAP Reconciliations

40 “Tangible common equity to tangible assets” is defined as the ratio of common stockholders’ equity reduced by intangible assets, if any, divided by total assets reduced by intangible assets, if any. The Company’s management believes that this measure is important to many investors in the marketplace who are interested in the relative changes from period to period in common equity and total assets, each exclusive of changes in intangible assets. The information below reconciles tangible common equity and tangible assets to their most comparable GAAP measures. Adjusted TCE ratio is defined as TCE adjusted for net fair value adjustments of financial assets and liabilities. For more information on fair value adjustments please refer to the fair value footnote of the 2022 10-K. (Unaudited) As of (Dollars in thousands) March 31, 2023 Common stockholders’ equity $ 254,589 Less: Goodwill and other intangible assets (12,160) Tangible common equity (a) $ 242,429 Total assets $ 3,164,411 Less: Goodwill and other intangible assets (12,160) Tangible assets (b) $ 3,152,251 Tangible common equity to tangible assets (TCE ratio) 7.69 % Fair Value Adjustments: Financial assets - MTM (c) $ (24,764) Financial liabilities - MTM (d) $ 17,334 Net MTM, after-tax e = (c-d)*(1-21%) $ (5,870) Adjusted tangible equity f = (a-e) $ 236,559 Adjusted tangible assets g = (b-c) $ 3,127,487 Adjusted TCE ratio (f/g) 7.56 % Tangible Common Equity to Tangible Assets ("TCE") Non-GAAP Reconciliation

Adjusted Net Interest Margin

Non-GAAP Reconciliation

"Adjusted Net Interest Margin" is a non-GAAP measure representing net interest income excluding the fees in lieu of interest and other recurring, but volatile, components of net interest margin divided by average interest-earning assets excluding other recurring, but volatile, components of average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company's management, the adjustments made to net interest income allow investors and analysts to better assess the Company's net interest income in relation to its core client-facing loan and deposit rate changes by removing the volatility that is associated with these recurring but volatile components. The information provided below reconciles the net interest margin to its most comparable GAAP measure.

	For the Three Months Ended				
(Dollars in Thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Interest income	$ 27,031	$ 31,786	$ 38,319	$ 42,064	$ 47,161
Interest expense	3,371	5,902	10,867	15,359	19,414
Net interest income[(a)]	23,660	25,884	27,452	26,705	27,747
Less fees in lieu of interest	1,865	807	1,318	651	936
Less FRB interest income and FHLB dividend income	279	445	613	656	1,064
Adjusted net interest income[(b)]	$ 21,516	$ 24,632	$ 25,521	$ 25,398	$ 25,747
Average interest-earning assets[(c)]	$ 2,551,180	$ 2,582,945	$ 2,649,149	$ 2,765,087	$ 2,913,751
Less Average FRB cash and FHLB stock	46,334	45,351	50,522	45,150	76,678
Less Average non-accrual loans and leases	5,429	4,416	3,591	3,536	3,781
Adjusted average interest-earning assets[(d)]	$ 2,499,417	$ 2,533,178	$ 2,595,036	$ 2,716,401	$ 2,833,292
Net interest margin[(a / c)]	3.71 %	4.01 %	4.15 %	3.86 %	3.81 %
Adjusted net interest margin[(b / d)]	3.44 %	3.89 %	3.93 %	3.74 %	3.63 %

FirstBusiness.Bank 41

42 "Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. For the Year Ended For the Three Months Ended (Dollars in Thousands) December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 June 30, 2022 June 30, 2023 Net interest income $ 69,856 $ 77,071 $ 84,662 $ 98,422 $ 23,660 $ 27,747 Less fees in lieu of interest 6,479 9,315 11,160 5,283 1,865 936 Pure net interest income (non-GAAP) $ 63,377 $ 67,756 $ 73,502 $ 93,139 $ 21,795 $ 26,811 Pure Net Interest Income Non-GAAP Reconciliation

Net Operating Income

Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure.

	For the Year Ended				For the Three Months Ended	
(Dollars in thousands)	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	June 30, 2022	June 30, 2023
Net income	$ 23,324	$ 16,978	$ 35,755	$ 40,858	$ 11,204	$ 8,337
Less income tax expense	(1,175)	(1,327)	(11,275)	(11,386)	(3,599)	(2,522)
Less provision for loan and lease losses	(2,085)	(16,808)	5,803	3,868	3,727	(2,231)
Income before taxes and provision for loan and lease losses (non-GAAP)	26,584	35,113	41,227	48,376	11,076	13,090
Less non-operating income						
Net gain on sale of state tax credits	—	275	—	—	—	—
BOLI death benefit	—	—	—	809	—	—
Net (loss) gain on sale of securities	(46)	(4)	29	—	—	(45)
Total non-operating income (non-GAAP)	(46)	271	29	809	—	(45)
Less non-operating expense						
Net loss (gain) on foreclosed properties	224	383	15	49	8	(2)
Amortization of other intangible assets	40	35	25	—	—	—
BOLI death benefit	—	—	—	809	—	—
SBA recourse (benefit) provision	188	(278)	(76)	(188)	114	341
Tax credit investment impairment (recovery)	4,094	2,395	—	(351)	(351)	—
Loss on early extinguishment of debt	—	744	—	—	—	—
Total non-operating expense (non-GAAP)	4,546	3,279	(36)	319	(229)	339
Add net tax credit benefit (non-GAAP)	1,352	969	—	338	—	151
Net operating income	$ 32,528	$ 39,090	$ 41,162	$ 48,224	$ 10,847	$ 13,625

FirstBusiness.Bank 43

44 ‘‘Cost of Funds’’ is defined as total interest expense on deposits and FHLB advances, divided by the sum of total average deposits and average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure. For the Three Months Ended (Dollars in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Interest expense on total interest-bearing deposits $ 1,058 $ 3,181 $ 8,173 $ 12,430 $ 16,541 Interest expense on FHLB advances 1,666 2,173 2,149 2,461 2,452 Total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF $ 2,724 $ 5,354 $ 10,322 $ 14,891 $ 18,993 Average interest-bearing deposits $ 1,356,106 $ 1,383,162 $ 1,518,945 $ 1,690,616 $ 1,932,687 Average non-interest-bearing deposits 557,086 584,535 560,588 497,770 435,556 Average FHLB advances 449,599 432,528 389,310 398,109 367,129 Total average deposits, total average FHLB advances, and total average Federal Reserve PPPLF $ 2,362,791 $ 2,400,225 $ 2,468,843 $ 2,586,495 $ 2,735,372 Cost of funds 0.46% 0.89% 1.67% 2.30% 2.78 % Cost of Funds Non-GAAP Reconciliation